Exhibit 99.1

ABS Corporation		Page 1
Banc One Home Equity Loan Trust 1999-1
P & S Agreement Date:	May 31, 1999
Original Settlement Date:	June 23, 1999
Series Number of Certificates:
Original Collateral Sale Balance	$510,205,197.95

	BALANCE	MARGIN
CERTIFICATES INFORMATION

Investors	$500,000,000.00	0.26%
Transferor	$10,205,197.95	0.00%

OTHER INFORMATION

Original Pool Balance @ Cut-Off Date	$510,205,197.95
Servicing Fee	0.500%

Original Settlement Date	6/23/99
First Payment Date	7/20/99
Short Interest Period Days	27
Managed Amortization Period (Months)	60

Required Credit Enhancement Amount Percentage	1.75%
Required Credit Enhancement Amount	$8,750,000.00
Spread Account Maximum ( % of Invested Amount)	0.25%
Spread Account Maximum	1,250,000.00
Spread Account Floor ( % of Original Balance)	0.00%
Spread Account Step-Up 9+ Mths Delinquent Percentage	0.00%
Initial Insured Amount	$500,000,000.00

Fixed Allocation Percentage	98.00%
Minimum Transferor Interest Percentage	5.00%
Credit Enhancement Fee	0.110%
Rapid Amortization Event Trigger (% of Original Pool Balance)	1.000%
Tail Adjustment	$0.00

ABS Corporation		Page 2
Banc One Home Equity Loan Trust 1999-1
P & S Agreement Date:	May 31, 1999
Original Settlement Date:	June 23, 1999
Series Number of Certificates:
Original Collateral Sale Balance	$510,205,197.95

INPUT SECTION (PAGE 1 of 1)

MONTH:	75
DISTRIBUTION DATE:	9/20/05
DETERMINATION DATE:	9/15/05
29

MORTGAGE LOANS PAYMENT SUMMARY
COLLECTION PERIOD:

MTGE LOANS INTEREST RECEIVED	$491,786.99
MTGE LOANS PRINCIPAL RECEIVED	$3,365,309.90
MTGE LOANS NET LIQUIDATION PROCEEDS (ALLOC. TO INTEREST)	$4,402.18
MTGE LOANS NET LIQUIDATION PROCEEDS (NET OF FORECL. PROFIT & ALLOC. TO PRINCIPAL)	$0.00
MTGE LOANS INSURANCE PROCEEDS (ALLOC. TO INTEREST)	$0.00
MTGE LOANS INSURANCE PROCEEDS (ALLOC. TO PRINCIPAL)	$0.00
MTGE LOANS SERVICER OPTIONAL ADVANCES (ALLOC. TO INTEREST)	$0.00
MTGE LOANS PURCHASE PRICE (ALLOC. TO INTEREST)	$0.00
MTGE LOANS PURCHASE PRICE (ALLOC. TO PRINCIPAL)	$0.00
MTGE LOANS TRANSFER DEPOSIT AMOUNT (ALLOC. TO PRINCIPAL)	$0.00

MTGE LOANS DRAWS (ADDITIONAL BALANCES)	$2,022,261.35
MTGE LOANS LIQUIDATION LOSS AMOUNT	$32,849.73

MTGE LOANS TOTAL ENDING PRINCIPAL BALANCE	$83,232,210.52

AVERAGE MTGE LOANS RATE	6.90123%

DELINQUENCY & REO SUMMARY
DEL STAT 1 - NO. OF ACCTS	43
DEL STAT 1 - CURRENT BALANCE	$1,048,196.12
DEL STAT 2 - NO. OF ACCTS	10
DEL STAT 2 - CURRENT BALANCE	$361,559.74
DEL STAT 1+ - NO. OF ACCTS	93
DEL STAT 1+ - CURRENT BALANCE	$2,807,353.60
DEL STAT 3+ - NO. OF ACCTS	40
DEL STAT 3+ - CURRENT BALANCE	$1,397,597.74

REO - NO. OF ACCTS	0
REO - CURRENT BOOK BALANCE (UNPAID PRINC. BALANCE)	$0.00

LOAN MODIFICATION SUMMARY
é TOTAL CLTV OF OUTSTANDING POOL BALANCE FOR THIS COLLECTION PERIOD.	73.7506%
CUT-OFF DATE WEIGHTED AVERAGE GROSS MARGIN (NOT AN INPUT FIELD)	1.250%
RECALCULATED WEIGHTED AVERAGE GROSS MARGIN	0.651%
MAXIMUM AMOUNT OF MARGIN MODIFICATIONS EXECUTED? (NOT AN INPUT FIELD)	YES

OTHER INFORMATION
LIBOR RATE FOR CURRENT INTEREST PERIOD	3.60938%
INTEREST DEPOSIT INTO SPREAD ACCOUNT (REINVESTMENT)	$0
é AMOUNT OWED TO CREDIT ENHANCER DUE TO PREPAYMENT SHORTFALL	$0
SURETY BOND IN FORCE ? (YES=1; NO=0)	1

ABS Corporation		Page 3
Banc One Home Equity Loan Trust 1999-1
P & S Agreement Date:	May 31, 1999
Original Settlement Date:	June 23, 1999
Series Number of Certificates:
Original Collateral Sale Balance	$510,205,197.95

Detailed Information (Page 1 of 5)

Distribution Date:	9/20/05

LIBOR Rate (Adjusted two business days prior to previous Distribution Date)	3.60938%
Average Mtge Loans Net Loan Rate (Effective Rate; Multiply by 360/365)	6.19669%
Maximum Rate	6.19669%
Investor Certificate Rate (LIBOR + 26 bps)	3.86938%
Investor Certificate Rate Capped at Maximum Rate? (Y=1; N=0)	0
Interest Period (Days)	29

Beginning Pool Balance	84,608,108.80
Beginning Investor Certificate Principal Balance	46,020,410.19
Beginning Transferor Principal Balance	36,208,697.14
Beginning Invested Amount	48,399,411.66
Investor Floating Allocation Percentage	57.2042%
Liquidation Loss Amount	32,849.73
Servicing Fee	35,253.38

Mtge Loans Interest (Net of Cut-Off Date Overdue Interest)	491,786.99
Mtge Loans Principal	3,365,309.90
Mtge Loans Net Liquidation Proceeds	4,402.18
Mtge Loans Insurance Proceeds	0.00
Mtge Loans Optional Servicer Advances	0.00
Mtge Loans Purchase Price	0.00
Mtge Loans Transfer Deposit Amount	0.00
Available Funds	3,861,499.07

Mtge Loans Interest	491,786.99
Mtge Loans Net Liquidations Proceeds (Alloc. to Int.)	4,402.18
Mtge Loans Insurance Proceeds (Alloc. to Int.)	0.00
Mtge Loans Optional Servicer Advances (Alloc. to Int.)	0.00
Mtge Loans Purchase Price (Alloc. to Int.)	0.00
Mtge Loans Interest Collections	496,189.17

Mtge Loans Principal	3,365,309.90
Mtge Loans Net Liquidation Proceeds (Alloc. to Princ. & Net of Forecl. Profits)	0.00
Mtge Loans Insurance Proceeds (Alloc. to Princ.)	0.00
Mtge Loans Purchase Price (Alloc. to Princ.)	0.00
Mtge Loans Transfer Deposit Amount	0.00
Mtge Loans Principal Collections	3,365,309.90

Interest Collections	496,189.17
Principal Collections	3,365,309.90

Investor & Transferor Interest & Principal Allocation
Investor Interest Collections	283,841.16
Investor Principal Collections	3,297,996.49
Transferor Interest Collections	212,348.01
Transferor Principal Collections	67,313.41
(Check)	0.00

Investor Loss Amount	18,791.43
Transferor Loss Amount	14,058.30

ABS Corporation		Page 4
Banc One Home Equity Loan Trust 1999-1
P & S Agreement Date:	May 31, 1999
Original Settlement Date:	June 23, 1999
Series Number of Certificates:
Original Collateral Sale Balance	$510,205,197.95

Detailed Information (Page 2 of 5)

Distribution Date:	9/20/05

Investor Interest Collections	283,841.16
less Investor Servicing Fee	20,166.42
less Unpaid Servicing Fee	0.00
less Investor Certificate Interest	143,445.64
less Unpaid Investor Certificate Interest Shortfall	0.00
less Credit Enhancement Premium	4,218.54
less Investor Loss Amount	18,791.43
less Unpaid Investor Loss Amount	0.00
less Unreimbursed Draw Amounts	0.00
Excess Interest	97,219.13
less Accelerated Principal Distribution Amount	8,291.97
less Deposit to (Release from) Spread Account	(8,291.97)
Remaining Excess Interest	97,219.13

Investor Distributions
Investor Certificate Interest	143,445.64
Managed Amortization Period? (Y=1, N=0)	0
Rapid Amortization Period? (Y=1, N=0)	1
Principal Collections less Additional Balances	1,343,048.55
Alternative Principal Payment	1,343,048.55
Maximum Principal Collections	3,297,996.49
Principal Distribution Amount	3,297,996.49
Investor Loss Amount Distributed to Investors	18,791.43
Excess Interest Paid as Principal	8,291.97

Transferor Distributions
Transferor Interest Collections (net of Transferor Servicing Fee)	197,261.05
Funds Released from Spread Account	0.00
Principal Distributions (including Transferor Principal Collections)	67,313.41

Excess Int. (Shortfall) a/ Interest	140,395.52
Excess Int. (Shortfall) a/ Premium b/ Losses	136,176.98
Excess Int. (Shortfall) a/ Losses	117,385.55
Required Amount	0.00
Required Amount Applied to Overcollateralization Amount	0.00
Draw on Policy	0.00

Investor Certificate Distribution Amount (Excluding Credit Enhancement Draw Amount)	3,468,525.53
Credit Enhancement Draw Amount	0.00
Guaranteed Principal Distribution Amount	0.00
Guaranteed Amount	0.00

ABS Corporation		Page 5
Banc One Home Equity Loan Trust 1999-1
P & S Agreement Date:	May 31, 1999
Original Settlement Date:	June 23, 1999
Series Number of Certificates:
Original Collateral Sale Balance	$510,205,197.95

Detailed Information (Page 3 of 5)

Distribution Date:	9/20/05

Beginning Pool Balance	84,608,108.80
Interest Distribution	496,189.17
Principal Distribution	3,365,309.90
Additional Balances	2,022,261.35
Liquidation Loss Amount	32,849.73
Ending Pool Balance	83,232,210.52

Beginning Investor Certificate Principal Balance	46,020,410.19
Investor Certificate Interest	143,445.64
Unpaid Investor Certificate Interest Shortfall distributed	0.00
Investor Certificate Principal	3,325,079.89
Ending Investor Certificate Principal Balance	42,695,330.30
Pool Factor	0.0853907

Beginning Transferor Balance	36,208,697.14
Interest Distribution (including funds released from Spread Account)	212,348.01
Principal Distribution (including Unallocated Transferor Principal Collections)	67,313.41
Additional Balances	2,022,261.35
Losses allocated to Transferor	14,058.30
Ending Transferor Balance	38,149,586.78
Minimum Transferor Interest	4,161,610.53
Transferor Principal Collections Unallocated due to Minimum Transferor Interest (held in Coll. Acct.)	0.00
Total Unallocated Transferor Principal Collections held in Collection Account	0.00

Beginning Invested Amount	48,399,411.66
Principal Distribution Amount	3,297,996.49
Investor Loss Reduction Amount	18,791.43
Ending Invested Amount	45,082,623.74

Beginning Total OC Amount	2,379,001.47
Ending Total OC Amount	2,387,293.44
Ending Total OC Amount (% of Original Invested Amount)	0.48%

Spread Account Cap Amount	112,706.56
Beginning Spread Account Balance	120,998.53
Draw from Account to Pay Credit Enhancer	0.00
Deposit to (Release from)	(8,291.97)
Ending Spread Account Balance	112,706.56
Ending Spread Account Balance (% of Ending Invested Amount)	0.25%
Unreimbursed Draw on Surety Bond	0.00

ABS Corporation		Page 6
Banc One Home Equity Loan Trust 1999-1
P & S Agreement Date:	May 31, 1999
Original Settlement Date:	June 23, 1999
Series Number of Certificates:
Original Collateral Sale Balance	$510,205,197.95

Detailed Information (Page 4 of 5)

Distribution Date:	9/20/05

Beginning Insured Principal Amount	$46,020,410.19
Ending Insured Principal Amount	$42,695,330.30

Available Credit Enhancement	0.49%
Investor Distribution Amount	3,468,525.53
Transferor Distribution Amount (incl. Excess Cash Rel. From SA)	264,574.46

Investor Loss Amount Reimbursed from Excess Interest	18,791.43
Investor Loss Amount Reimbursed from Policy Draw	0.00
Investor Loss Amount Allocated to OC	0.00
Investor Loss Amount Unreimbursed	0.00
Unreimbursed Loss Amount Distributed	0.00

Cum. Accelerated Principal Distribution Amount	2,387,293.44
Cum. Principal Payments (Including ECPB & APDA)	457,304,669.70
Cum. Principal Payments (Excluding ECPB & APDA)	454,909,084.29
Cum. OC Amount	2,387,293.44
Cum. SA Deposits	112,706.56
Cum. Liquidation Losses	8,851,167.45
Cum. Investor Loss Reduction Amount	0.00
Cum. Purchase Price of Repurchased Loans (Alloc. to Principal)	0.00
Cum. Guaranteed Principal Distribution Amount	0.00
Cum. Credit Enhancement Draw Amount	0.00

Cum. Change in Weighted Average Gross Margin (Cut-Off Margin-Current Margin)	0.599%

Accrued but Unpaid a/ Distribution
Servicing Fee	0.00
Investor Certificate Interest	0.00
Credit Enhancement Premium	0.00
Unreimbursed Draw Amounts	0.00

ABS Corporation		Page 7
Banc One Home Equity Loan Trust 1999-1
P & S Agreement Date:	May 31, 1999
Original Settlement Date:	June 23, 1999
Series Number of Certificates:
Original Collateral Sale Balance	$510,205,197.95

Detailed Information (Page 5 of 5)

Distribution Date:	9/20/05

SOURCES OF FUNDS:
Mtge Loans Interest	491,786.99
Mtge Loans Net Liq. Proceeds (Alloc. to Int. & Incl. Rec. Charge-Offs)	4,402.18
Mtge Loans Insurance Proceeds (Alloc. to Int.)	0.00
Mtge Loans Purchase Price (Alloc. to Int.)	0.00
Mtge Loans Principal	3,365,309.90
Mtge Loans Net Liq. Proceeds (Alloc. to Princ.)	0.00
Mtge Loans Insurance Proceeds (Alloc. to Princ.)	0.00
Mtge Loans Purchase Price (Alloc. to Princ.)	0.00
Mtge Loans Transfer Deposit Amount	0.00
Reinvestment Earnings	0.00
Draw on Policy	0.00
Total	3,861,499.07

USES OF FUNDS
Servicing Fee	35,253.38
Investor Interest Distribution	143,445.64
Accrued and Unpaid Investor Interest Distributed	0.00
Investor Principal Distribution	3,325,079.89
Transferor Distribution (not including Cash Released to Transferor)	264,574.46
Unallocated Transferor Principal Collections	0.00
Accrued and Unpaid Servicing Fee Distributed	0.00
Credit Enhancement Premium Distributed	4,218.54
Cash Deposited to (Released from) Spread Account	(8,291.97)
Cash Released to Transferor	97,219.13
Total	3,861,499.07

PERFORMANCE PARAMETERS
Aggregate Amount of Locked Balances	658,730.06
Aggregate Amount of Locked Balances - %	0.791%
Portfolio CLTV as of the End of the Collection Period	73.751%
Amount of Pool Balance Offered the “Skip-a-Pay Program”	0.00
Percentage of Pool Balance Offered the “Skip-a-Pay Program”	0.00%
Number of Accounts Accepting the “Skip-a-Pay Program”	0
Aggregate Principal Balance of Accounts Accepting the “Skip-a-Pay Program”	0.00

ERROR CHECK

Sources & Uses	OK
Pool Balance	OK
Transferor Balance	OK
Loss Allocation	OK
Overcollateralization	OK
Balance Reduction	OK

Distribution List:

Bill Marshall, JPMorgan Chase Bank, N.A.

ABS Corporation		Page 8
Banc One Home Equity Loan Trust 1999-1
P & S Agreement Date:	May 31, 1999
Original Settlement Date:	June 23, 1999
Series Number of Certificates:
Original Collateral Sale Balance	$510,205,197.95

Servicer Certificate (Page 1 of 3)

Distribution Date:	9/20/05

A. POOL INFORMATION

Aggregate Amount of Collections	3,861,499.07
Aggregate Amount of Interest Collections	496,189.17
Aggregate Amount of Principal Collections	3,365,309.90
Transfer Deposit Amount	0.00
Beginning Pool Balance	84,608,108.80
Ending Pool Balance	83,232,210.52
Additional Balances	2,022,261.35
Cum. Modifications to Credit Limits ($ of Initial Credit Limits)	$0.00
Cum. Modifications to Credit Limit (% of Initial Credit Limits)	0.00%
Cum. Change in Weighted Average Gross Margin (Cut-Off Margin-Current Margin)	0.599%
Servicing Fee	35,253.38
Unpaid Servicing Fee Received	0.00
Remaining Accrued and Unpaid Servicing Fee	0.00

B. INTEREST, PRINCIPAL & LOSS ALLOCATION

Investor Certificateholder Floating Allocation Percentage	57.20%
Investor Certificateholder Fixed Allocation Percentage	98.00%
Investor Interest Collections	283,841.16
Investor Principal Collections	3,297,996.49
Transferor Interest Collections	212,348.01
Transferor Principal Collections	67,313.41
Investor Loss Amount	18,791.43
Beginning Invested Amount	48,399,411.66
Ending Invested Amount	45,082,623.74

C. INTEREST & PRINCIPAL DISTRIBUTIONS TO INVESTORS

Investor Certificate Interest Distributed	143,445.64
Investor Certificate Interest Shortfall b/ any Draw on Policy	0.00
Unpaid Investor Certificate Interest Shortfall Received	0.00
Unpaid Investor Certificate Interest Shortfall Remaining	0.00

Principal Distribution Amount	3,297,996.49
Managed Amortization Period? (Yes=1; No=0)	0
Rapid Amortization Period? (Yes=1; No=0)	1
Maximum Principal Collections Payment	3,297,996.49
Alternative Principal Payment	1,343,048.55
Principal Collections less Additional Balances	1,343,048.55
Investor Loss Amount Distributed to Investors	18,791.43
Accelerated Principal Distribution Amount	8,291.97

D. INVESTOR CERTIFICATE PRINCIPAL BALANCE

Beginning Certificate Principal Balance	46,020,410.19
Ending Certificate Principal Balance	42,695,330.30
Pool Factor	0.0853907

ABS Corporation		Page 9
Banc One Home Equity Loan Trust 1999-1
P & S Agreement Date:	May 31, 1999
Original Settlement Date:	June 23, 1999
Series Number of Certificates:
Original Collateral Sale Balance	$510,205,197.95

Servicer Certificate (Page 2 of 3)

Distribution Date:	9/20/05

E. DISTRIBUTIONS TO TRANSFEROR
Interest Distribution	212,348.01
Principal Distribution	67,313.41
Amount Distributed to Transferor	0.00

F. TRANSFEROR BALANCE

Beginning Transferor Principal Balance	36,208,697.14
Ending Transferor Principal Balance	38,149,586.78
Minimum Transferor Balance	4,161,610.53

G. INVESTOR CERTIFICATE RATE

Investor Certificate Rate	3.86938%
LIBOR Rate	3.60938%
Maximum Rate	6.19669%
Weighted Average Mortgage Net Loan Rate	6.19669%

H. CREDIT ENHANCEMENT

Credit Enhancement Fee	4,218.54
Guaranteed Amount	0.00
Guaranteed Principal Distribution Amount	0.00
Credit Enhancement Draw Amount	0.00

I. SPREAD ACCOUNT

Beginning Spread Account Balance	120,998.53
Ending Spread Account Balance	112,706.56
Amount to be distributed to (Released from) the Spread Account	(8,291.97)
Spread Account Maximum	112,706.56

J. DELINQUENCY & REO STATUS

Delinquent 30-59 days
No. of Accounts	43
Trust Balances	1,048,196.12
Delinquent 60-89 days
No. of Accounts	10
Trust Balances	361,559.74
Delinquent 90+ days
No. of Accounts	40
Trust Balances	1,397,597.74
Delinquent 9+ months
No. of Accounts	0
Trust Balances	0.00
REO
No. of Accounts	0
Trust Balances	0.00

ABS Corporation		Page 10
Banc One Home Equity Loan Trust 1999-1
P & S Agreement Date:	May 31, 1999
Original Settlement Date:	June 23, 1999
Series Number of Certificates:
Original Collateral Sale Balance	$510,205,197.95

Servicer Certificate (Page 3 of 3)

Distribution Date:	9/20/05

K. EVENT OF DEFAULT TRIGGERS	0

Failure by Seller to make payment within 5 Business Days of Required Date ?	0
Failure by Seller to perform any covenants described in the Agreement ?	0
Bankruptcy or Insolvency relating to Servicer ?	0

L. RAPID AMORTIZATION EVENT TRIGGERS	0

Failure by Seller to make payment within 3 Business Days of Required Date ?	0
Breach of Representation or Warranty by Seller or Depositor?	0
Bankruptcy or Insolvency relating to Transferor ?	0
Subject to Investment Company Act of 1940 Regulation ?	0
Any Event of Default ?	0
Draws Under Policy are Greater than 1% of Initial Pool Principal Balance?	0

IN WITNESS WHEREOF, the undersigned has caused this Certificate to be duly executed and certifies to the best of his knowledge and belief that information is true and correct this 15th day of September 2005

JPMorgan Chase Bank, N.A. (formerly Bank One, N.A.)
as Servicer

/s/ Philip C. McNiel
Philip C. McNiel
Vice President

Distribution List:

MBIA
Bill Marshall, JPMorgan Chase Bank, N.A.
Moody’s Investors Service
Standard & Poor’s Corp.

ABS Corporation		Page 11
Banc One Home Equity Loan Trust 1999-1
P & S Agreement Date:	May 31, 1999
Original Settlement Date:	June 23, 1999
Series Number of Certificates:
Original Collateral Sale Balance	$510,205,197.95

Statement to Certificateholders (Page 1 of 2)

Distribution Date:	9/20/05

INVESTOR CERTIFICATES DISTRIBUTION SUMMARY (PER $1000 ORIGINAL PRINCIPAL AMOUNT)

A. INTEREST & PRINCIPAL DISTRIBUTIONS TO INVESTORS

Investor Certificate Interest Distributed	0.286891
Investor Certificate Interest Shortfall Distributed	0.000000
Remaining Unpaid Investor Certificate Interest Shortfall	0.000000

Managed Amortization Period ? (Yes=1; No=0)	0
Investors Certificate Principal Distributed	6.650160
Principal Distribution Amount	6.595993
Maximum Principal Payment	6.595993
Alternative Principal Payment	2.686097
Principal Collections less Additional Balances	2.686097
Investor Loss Amount Distributed to Investors	0.037583
Accelerated Principal Distribution Amount	0.016584
Credit Enhancement Draw Amount	0.00

Total Amount Distributed to Certificateholders (P & I)	6.937051

B. INVESTOR CERTIFICATE PRINCIPAL BALANCE

Beginning Investor Certificate Balance	46,020,410.19
Ending Investor Certificate Balance	42,695,330.30
Beginning Invested Amount	48,399,411.66
Ending Invested Amount	45,082,623.74
Investor Certificateholder Floating Allocation Percentage	57.2042%
Pool Factor	0.0853907
Liquidation Loss Amount for Liquidated Loans	32,849.73
Unreimbursed Liquidation Loss Amount	0.00

C. POOL INFORMATION

Beginning Pool Balance	84,608,108.80
Ending Pool Balance	83,232,210.52
Servicing Fee	35,253.38

D. INVESTOR CERTIFICATE RATE

Investor Certificate Rate	3.869380%
LIBOR Rate	3.609380%
Maximum Rate	6.196689%

E. DELINQUENCY & REO STATUS

Delinquent 30-59 days
No. of Accounts	43
Trust Balances	1,048,196.12
Delinquent 60-89 days
No. of Accounts	10
Trust Balances	361,559.74
Delinquent 90+ days
No. of Accounts	40
Trust Balances	1,397,597.74
Delinquent 9+ Months
No. of Accounts	0
Trust Balances	0
REO
No. of Accounts	0
Trust Balances	0.00

ABS Corporation		Page 12
Banc One Home Equity Loan Trust 1999-1
P & S Agreement Date:	May 31, 1999
Original Settlement Date:	June 23, 1999
Series Number of Certificates:
Original Collateral Sale Balance	$510,205,197.95

Statement to Certificateholders (Page 2 of 2)

Distribution Date:	9/20/05

IN WITNESS WHEREOF, the undersigned has caused this Certificate to be duly executed and certifies to the best of his knowledge and belief that information is true and correct this 15th day of September 2005

JPMorgan Chase Bank, N.A. (formerly Bank One, N.A.)
as Servicer

/s/ Philip C. McNiel
Philip C. McNiel
Vice President

Distribution List:

Bill Marshall, JPMorgan Chase Bank, N.A.

Banc One Home Equity Loan Trust 1999-1

Wire Instructions

Distribution Date:	09/20/05
Determination Date:	09/15/05
Wire Date:	09/19/05
Month:	75

Calculation of net wire to the Trustee:

Total Collections		3,861,499.07

Less:
Servicing fee retained by Servicer	(35,253.38)
Transferor Distribution	(264,574.46)
Other	(97,219.13)
Collection A/C Interest	(1,081.47)

		(398,128.44)

Wire to Trustee		3,463,370.63

Wire Reconciliation:

Investor Interest Distribution		143,445.64
Accrued and Unpaid Investor Interest Distributed		0.00
Investor Principal Distribution		3,325,079.89
Credit Enhancement Premium Distributed		4,218.54
Unallocated Transferor Principal Collections held in Collection A/C		0.00
Cash Deposited to (Released from) Spread Account		(8,291.97)
Collection A/C Interest		(1,081.47)

Total Wire to Trustee		3,463,370.63

Check		0.00

Wire Instructions:

Account	JPMorgan Chase Bank
ABA	113000609
Account	00103409232
Name	Structured #1
Attn	Bill Marshall
Ref	Banc One HELOC 1999-1 Acct. 10211809.1

Originator	Bank One, NA (Ohio)
Debit	g/l 151010 cc 2105
Call back	give name & telephone #